EXHIBIT (n)(2)

Schedule A

AMENDED AND RESTATED

MULTIPLE CLASS PLAN FOR EATON VANCE FUNDS

January 31, 2013

Eaton Vance Growth Trust

Eaton Vance Asian Small Companies Fund

Eaton Vance Atlanta Capital Focused Growth Fund

Eaton Vance Atlanta Capital Select Equity Fund

Eaton Vance Atlanta Capital SMID-Cap Fund

Eaton Vance Focused Growth Opportunities Fund

Eaton Vance Focused Value Opportunities Fund

Eaton Vance Global Natural Resources Fund

Eaton Vance Greater China Growth Fund

Eaton Vance Hexavest Emerging Markets Equity Fund

Eaton Vance Hexavest Global Equity Fund

Eaton Vance Hexavest International Equity Fund

Eaton Vance Hexavest U.S. Equity Fund

Eaton Vance Multi-Cap Growth Fund

Eaton Vance Richard Bernstein All Asset Strategy Fund

Eaton Vance Richard Bernstein Equity Strategy Fund

Eaton Vance Worldwide Health Sciences Fund

Eaton Vance Investment Trust

Eaton Vance AMT-Free Limited Maturity Municipal Income Fund Eaton Vance Massachusetts Limited Maturity Municipal Income Fund Eaton Vance National Limited Maturity Municipal Income Fund	Eaton Vance New York Limited Maturity Municipal Income Fund Eaton Vance Pennsylvania Limited Maturity Municipal Income Fund

Eaton Vance Managed Income Term Trust

2019 Municipals	2019 Investment Grade Corporates
2029 Municipals	2019 Investment Grade Non-Financial Corporates

Eaton Vance Municipals Trust

Eaton Vance Alabama Municipal Income Fund

Eaton Vance Arizona Municipal Income Fund

Eaton Vance Arkansas Municipal Income Fund

Eaton Vance California Municipal Income Fund

Eaton Vance Connecticut Municipal Income Fund

Eaton Vance Georgia Municipal Income Fund

Eaton Vance Kentucky Municipal Income Fund

Eaton Vance Maryland Municipal Income Fund

Eaton Vance Massachusetts Municipal Income Fund

Eaton Vance Minnesota Municipal Income Fund

Eaton Vance Missouri Municipal Income Fund

Eaton Vance Municipal Opportunities Fund

Eaton Vance National Municipal Income Fund

Eaton Vance New Jersey Municipal Income Fund

Eaton Vance New York Municipal Income Fund

Eaton Vance North Carolina Municipal Income Fund

Eaton Vance Ohio Municipal Income Fund

Eaton Vance Oregon Municipal Income Fund

Eaton Vance Pennsylvania Municipal Income Fund

Eaton Vance South Carolina Municipal Income Fund

Eaton Vance Tennessee Municipal Income Fund

Eaton Vance Virginia Municipal Income Fund

Eaton Vance Municipals Trust II

Eaton Vance High Yield Municipal Income Fund
Eaton Vance Tax-Advantaged Bond Strategies Intermediate Term Fund
Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund
Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund
Eaton Vance Tax-Advantaged Treasury-Linked Strategies Fund

Eaton Vance Mutual Funds Trust

Eaton Vance AMT-Free Municipal Income Fund

Eaton Vance Atlanta Capital Horizon Growth Fund

Eaton Vance Build America Bond Fund

Eaton Vance Diversified Currency Income Fund

Eaton Vance Emerging Markets Local Income Fund

Eaton Vance Floating-Rate Advantage Fund

Eaton Vance Floating-Rate Fund

Eaton Vance Floating-Rate & High Income Fund

Eaton Vance Global Dividend Income Fund

Eaton Vance Global Macro Absolute Return Advantage Fund

Eaton Vance Global Macro Absolute Return Fund

Eaton Vance Government Obligations Fund

Eaton Vance High Income Opportunities Fund

Eaton Vance Large-Cap Core Research Fund

Eaton Vance Low Duration Government Income Fund

Eaton Vance Multi-Strategy Absolute Return Fund

Eaton Vance Multi-Strategy All Market Fund

Eaton Vance Parametric Structured Absolute Return Fund

Eaton Vance Parametric Structured Commodity Strategy Fund

Eaton Vance Parametric Structured Currency Fund

Eaton Vance Parametric Structured Emerging Markets Fund

Eaton Vance Parametric Structured International Equity Fund

Eaton Vance Strategic Income Fund

Eaton Vance Tax-Managed Equity Asset Allocation Fund

Eaton Vance Tax-Managed Global Dividend Income Fund

Eaton Vance Tax-Managed Growth Fund 1.1

Eaton Vance Tax-Managed Growth Fund 1.2

Eaton Vance Tax-Managed International Equity Fund

Eaton Vance Tax-Managed Multi-Cap Growth Fund

Eaton Vance Tax-Managed Small-Cap Fund

Eaton Vance Tax-Managed Small-Cap Value Fund

Eaton Vance Tax-Managed Value Fund

Eaton Vance U.S. Government Money Market Fund

Parametric Global Small-Cap Fund

Eaton Vance Series Trust

Eaton Vance Tax-Managed Growth Fund 1.0

Eaton Vance Series Trust II

Eaton Vance Income Fund of Boston Eaton Vance Parametric Tax-Managed Emerging Markets Fund

Eaton Vance Special Investment Trust

Eaton Vance Balanced Fund

Eaton Vance Bond Fund

Eaton Vance Commodity Strategy Fund

Eaton Vance Dividend Builder Fund

Eaton Vance Greater India Fund

Eaton Vance Investment Grade Income Fund

Eaton Vance Large-Cap Growth Fund

Eaton Vance Large-Cap Value Fund

Eaton Vance Parametric Option Absolute Return Strategy Fund

Eaton Vance Real Estate Fund

Eaton Vance Risk-Managed Equity Option Fund

Eaton Vance Short Term Real Return Fund

Eaton Vance Small-Cap Fund

Eaton Vance Small-Cap Value Fund

Eaton Vance Special Equities Fund

A-2